EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
I, Jorge Martell, certify, based upon a review of the Quarterly Report on Form 10-Q for OneSpan Inc. for the first quarter ended on March 31, 2024, that to the best of my knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Jorge Martell
Jorge Martell
Chief Financial Officer

May 2, 2024